SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



   Date of Report                                                June 23, 2004
   (Date of earliest event reported)                             June 23, 2004


                        Lakeland Financial Corporation
            (Exact name of Registrant as specified in its charter)


                                    Indiana
                (State or other jurisdiction of incorporation)


        0-11487                                                     35-1559596
   (Commission File Number)            (I.R.S. Employer Identification Number)



   202 East Center Street, P.O. Box 1387, Warsaw, Indiana           46581-1387
             (Address of principal executive offices)               (Zip Code)



                                (574) 267-6144
             (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired.

             None.

         (b) Pro Forma Financial Information.

             None.

         (c) Exhibits.

             99.1     Form of notice dated June 23, 2004

Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
  Plans

        On June 23, 2004, Lakeland Financial Corporation (the "Lakeland") sent a notice to its directors and executive officers informing them that a blackout period will be in effect beginning on July 21, 2004 until August 27, 2004 (unless otherwise extended). The blackout period is a result of a change in administrators for the Lakeland Financial Corporation 401(k) Plan. The blackout period restricts directors and executive officers from, directly or indirectly, purchasing, acquiring, exercising, selling or otherwise transferring certain equity securities of Lakeland. The notice was provided to the Lakeland's directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

         A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                LAKELAND FINANCIAL CORPORATION



Dated:  July 23, 2004                           By: /s/ David M. Findlay
                                                    --------------------------
                                                    David M. Findlay
                                                    Chief Financial Officer